UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________

SCHEDULE 14A
(Rule 14a-101)

_________________________

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Health In Tech, Inc.
(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

HEALTH IN TECH, INC.
701 S. Colorado Ave, Suite 1
Stuart, FL 34994

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE
HELD ON OCTOBER 3, 2025

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Meeting”) of Health In Tech, Inc., a Nevada corporation (the “Company”), will be held virtually via webcast on October 3, 2025 at 10:00 a.m., EDT, for the purpose of considering and voting upon the following matters:

1.      To elect five persons to our board of directors (the “Board of Directors”), to serve until the annual meeting of stockholders to be held in 2026 and until their respective successors are elected and qualified, or until their earlier death, resignation, disqualification, or removal (“Proposal One”);

2.      To amend the Company’s Health in Tech Equity Incentive Plan (2024) to (i) increase the total number of shares of Class A common stock authorized for issuance pursuant to awards granted thereunder from 7,677,849 shares to 10,677,849 shares and (ii) to include the issuance of up to 2,000,000 shares of Class B common stock, and options convertible into Class B common stock to executive officers of the Company (“Proposal Two”);

3.      To ratify the appointment of MaloneBailey, LLP as the Company’s independent auditors for the year ending December 31, 2025 (“Proposal Three”); and

4.      To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice. This Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information. You should access and review all proxy materials before voting.

To enable easier access by our stockholders, the Meeting will be a completely virtual meeting conducted via webcast. You will be able to participate in the Meeting online, vote your shares electronically and submit questions during the meeting by visiting www.cleartrustonline.com/HIT. To participate in the Meeting, you must have your 12-digit control number that is shown on your proxy card or voting instruction form, as applicable.

If you access the Meeting but do not enter your control number, you will be able to listen to the proceedings, but you will not be able to vote or otherwise participate. You should log on to the meeting site at least 15 minutes prior to the start of the Meeting to provide time to register and download the required software, if needed.

The Board of Directors of the Company has fixed the close of business on August 6, 2025 (the “Record Date”) as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

On or about September 10, 2025, we will mail to our stockholders of record as of the Record Date our proxy materials and annual report, both of which are also available at www.proxyvote.com.

Your vote is important. Whether or not you plan to attend the Meeting, please complete, date, sign and return the proxy card mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Stockholders who attend the virtual Meeting should follow instructions at www.cleartrustonline.com/hit to vote online during the Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the virtual Meeting, you must follow the instructions from that record holder. Please refer to the section entitled “Important Information About the Meeting — How Do I Vote?” on page 3 of the Proxy Statement for a description of how to vote in advance of the Meeting.

By Order of the Board of Directors,
/s/ Tim Johnson
Tim Johnson
Chief Executive Officer and Director
Stuart, FL 34994
September 8, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 3, 2025: THE NOTICE OF MEETING AND PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR 2024 ARE AVAILABLE ELECTRONICALLY AT WWW.PROXYVOTE.COM.

i

HEALTH IN TECH, INC.
701 S. Colorado Ave, Suite 1
Stuart, FL 34994

PROXY STATEMENT
2025 Annual Meeting of Stockholders
To Be Held On October 3, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Health In Tech, Inc. (the “Board of Directors”), a Nevada corporation (the “Company”), for use at the 2025 Annual Meeting of Stockholders to be held virtually via webcast on October 3, 2025, at 10:00 a.m., EDT, and at any adjournment or postponement thereof (the “Meeting”). The Notice of Meeting, this Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2025 (the “Annual Report”), and a form of proxy card (“Proxy Card”) have been mailed to our stockholders of record as of August 6, 2025 (the “Record Date”). Unless the context otherwise requires, references to the “Company,” “we,” “us,” and “our” refer to Health In Tech, Inc.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving access to these proxy materials?

We are providing these proxy materials to you in connection with the solicitation by our Board of Directors of proxies to be voted at the Meeting to be held on October 3, 2025, at 10:00 a.m., EDT. To enable easier access by our stockholders, the Meeting will be a completely virtual meeting conducted via webcast. You will be able to participate in the Meeting online, vote your shares electronically and submit questions during the meeting by visiting www.cleartrustonline.com/HIT. You will need your 12-digit control number that is shown on your proxy card or voting instruction form, as applicable. As a stockholder of record or beneficial owner of shares of the Company at the close of business on the Record Date, you are invited to attend our Meeting and are entitled and requested to vote on the proposals described in this Proxy Statement. You are strongly encouraged to read this Proxy Statement and the Annual Report, which include information that you may find useful in determining how to vote.

What is the purpose of the Meeting?

At the Meeting, our stockholders will consider and vote upon the following proposals:

1.      To elect five persons to our Board of Directors, to serve until the annual meeting of stockholders to be held in 2026 and until their respective successors are elected and qualified, or until their earlier death, resignation, disqualification, or removal (“Proposal One”);

2.      To amend the Company’s Health in Tech Equity Incentive Plan (2024) (the “2024 Plan”) to (i) increase the total number of shares of Class A common stock authorized for issuance pursuant to awards granted thereunder from 7,677,849 shares to 10,677,849 shares and (ii) to include the issuance of up to 2,000,000 shares of Class B common stock, and options convertible into Class B common stock to executive officers of the Company (the “2024 Plan Amendment Proposal” or “Proposal Two”);

3.      To ratify the appointment of MaloneBailey, LLP as our independent auditors for the year ending December 31, 2025 (“Proposal Three”); and

4.      To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Members of our Board of Directors and management and representatives of MaloneBailey, LLP, our independent registered public accounting firm, will be present at the Meeting to respond to appropriate questions from stockholders.

Who is entitled to vote at the Meeting?

Only common stockholders as of the close of business on the Record Date are entitled to notice of and to vote at the Meeting. As of the Record Date, there were issued and outstanding and entitled to vote 56,389,291 shares of common stock, $0.001 par value per share, comprised of 44,689,291 shares of Class A common stock and 11,700,000 shares of Class B common stock.

What are the voting rights of the holders of common stock?

Each outstanding share of our common stock will be entitled to one vote on each of the proposals presented at the Meeting.

Who can attend the Meeting?

All of our stockholders as of the Record Date may attend the Meeting.

You will be able to participate in the Meeting online, vote your shares electronically and submit questions during the meeting by visiting www.cleartrustonline.com/HIT. To participate in the Meeting, you must have your 12-digit control number that is shown on your proxy card or voting instruction form, as applicable. If you access the Meeting but do not enter your control number, you will be able to listen to the proceedings, but you will not be able to vote or otherwise participate. You should log on to the meeting site at least 15 minutes prior to the start of the Meeting to provide time to register and download the required software, if needed.

Can I find out who the stockholders are?

A list of stockholders will be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours for 10 days prior to the Meeting at the office of the Secretary of the Company at the above address, and during the Meeting at www.cleartrustonline.com/HIT.

How many shares must be present to hold the Meeting?

A quorum must be present at the Meeting for any business to be conducted. Stockholders representing a majority of the shares of common stock issued and outstanding and entitled to vote at the Meeting will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in “street name”?

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Transhare Corporation, you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Meeting or vote by proxy as instructed below.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account by a bank, broker or other nominee (the record holder of your shares), then you are the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your record holder how to vote your shares of common stock, and the record holder is required to vote your shares of common stock in accordance with your instructions.

How do I vote?

Stockholders of Record:    If you are a registered stockholder of common stock, meaning that you hold your shares in certificate form or through an account with our transfer agent, Transhare Corporation, you would have received the proxy materials directly from ClearTrust, LLC (“ClearTrust”). If you wish to vote prior to the Meeting, you may vote over the Internet, by telephone, by mail or electronically during the Meeting as follows:

•        Over the Internet Before the Meeting.    Go to the website of our tabulator, ClearTrust, at www.cleartrustonline.com/hit. Have your Proxy Card in hand when you access the website and follow the instructions to vote your shares. You must submit your internet proxy before 11:59 p.m., Eastern Time, on October 2, 2025, the day before the Meeting, for your proxy to be valid and your vote to count.

•        By Telephone.    Call 1-813-235-4490, the phone number on the Proxy Card. Have your Proxy Card in hand when you call. You must submit your telephonic proxy before 11:59 p.m., Eastern Time, on October 2, 2025, the day before the Meeting, for your proxy to be valid and your vote to count.

•        By Mail.    Complete and sign your proxy card and mail it to ClearTrust in the postage prepaid envelope that will be provided to you to ClearTrust, LLC — Proxy Agent, 16540 Pointe Village Dr, Suite 210 Lutz, Florida 33558. ClearTrust must receive the proxy card not later than October 2, 2025, the day before the Meeting, for your proxy to be valid and your vote to count.

•        Electronically During the Meeting.    Vote electronically during the Meeting at www.cleartrustonline.com/HIT.

Beneficial Owners of Shares Held in Street Name:    If on the Record Date your shares are held in street name, the proxy materials are being forwarded to you by or on behalf of your bank, broker or other nominee. If you wish to vote prior to the Meeting, follow the instructions provided by your bank, broker or other nominee explaining how you can vote. Alternatively, you will be able to participate in the Meeting online, vote your shares electronically and submit questions during the meeting by visiting and www.cleartrustonline.com/HIT entering your 12-digit control number that is shown on your voting instruction form included in the proxy materials forwarded to you by or on behalf of your bank, broker or other nominee.

What if I do not specify how my shares are to be voted?

If you are the stockholder of record and you submit a proxy but do not provide any voting instructions, your shares will be voted in accordance with the recommendations of our Board of Directors. If you hold your shares in street name and do not instruct your bank or broker how to vote, it will nevertheless be entitled to vote your shares of common stock with respect to “routine” items, but not with respect to “non-routine” items.

Please note that at the Meeting, we believe that only the proposal to ratify the appointment of our independent auditors (Proposal Three) will be considered “routine” items. Under applicable rules, banks and brokers are permitted to vote the shares held in their name for the account of a beneficial holder for “routine” matters, even if such bank or broker does not receive instructions from the beneficial holder. We will refer to these votes cast by banks and brokers without instruction from the relevant beneficial holder as “Broker Discretionary Votes”. We believe that based on the policies of most banks and brokers, the majority of Broker Discretionary Votes will be cast in accordance with the recommendation of our Board of Directors, and therefore “FOR” Proposal Three.

We believe that all other proposals will be considered “non-routine” items, and your broker will not have discretion to vote on these proposals. We will refer to these shares not voted by banks and brokers in absence of instructions from the relevant beneficial holder as “Broker Non-Votes.”

It is therefore important that you provide instructions to your bank or broker so that your shares are voted accordingly.

Can I change my vote after I submit my proxy?

Yes, you can revoke your proxy at any time before the final vote at the Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

•        You may cast a new vote by telephone or over the internet.

•        You may submit another properly completed proxy with a later date.

•        You may remove a previously submitted vote online at www.cleartrustonline.com/hit.

•        You may attend the Meeting virtually via webcast and vote electronically (although simply attending the Meeting will not, by itself, revoke your proxy).

If your shares are held in street name, you should contact your bank, broker or other nominee to revoke your proxy or, if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares at the Meeting, you may change your vote by attending the Meeting and voting electronically.

How does the Board of Directors recommend I vote on the proposals?

Our Board of Directors recommends that you vote:

•        FOR the election of each of the nominees for director (Proposal One);

•        FOR the 2024 Plan Amendment Proposal (Proposal Two); and

•        FOR the ratification of MaloneBailey, LLP as our independent auditors for the year ending December 31, 2025 (Proposal Three).

For a more detailed discussion of why you should vote “FOR” Proposal One, Proposal Two, and Proposal Three, see “Proposal One — Election of Directors”, Proposal Two — 2024 Plan Amendment Proposal”, and “Proposal Three — Ratification of Appointment of Independent Auditors”, respectively.

Will any other business be conducted at the Meeting?

We know of no other business that will be presented at the Meeting. However, if any other matter properly comes before the stockholders for a vote at the Meeting, the proxy holders will vote your shares in accordance with their best judgment.

What votes are necessary to approve each of the proposals?

Proposal One — Election of Directors.    The affirmative vote of a plurality of the votes of the shares represented in person or by proxy at the Meeting is required to elect the nominees for director. If you vote “Withhold” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum. Directions to “Withhold” and Broker Non-Votes will have no effect on the outcome of this proposal.

Proposal Two — 2024 Plan Amendment Proposal.    The affirmative vote of a majority of shares present in person or represented by proxy at the Meeting is required to approve the 2024 Plan Amendment Proposal. Abstentions will have the effect of a vote against this proposal. Broker Non-Votes will have no effect on the outcome of this proposal.

Proposal Three — Ratification of Appointment of MaloneBailey, LLP.    The affirmative vote of a majority of shares present in person or represented by proxy at the Meeting is required to ratify the appointment of MaloneBailey, LLP as our independent auditors for the year ending December 31, 2025. Abstentions will have the effect of a vote against this proposal. Broker Non-Votes will have no effect on the outcome of this proposal. As this proposal is a “routine” item, if you hold your shares through a bank or a broker and you do not provide instructions to your bank or broker, we believe that your bank or broker will cast a Broker Discretionary Vote in favor of this proposal.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, our Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have voted “Withhold” with respect to the original nominee.

EXPENSES OF SOLICITATION

All costs of solicitations of proxies will be borne by us. We have engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies from stockholders for a fee of approximately $5,000. In addition to these proxy materials, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, e-mail, personal interviews, and other means. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in connection therewith.

STOCKHOLDER PROPOSALS

Deadline for Submission of Stockholder Proposals for Next Year’s Annual Meeting

Pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), some stockholder proposals may be eligible for inclusion in the proxy statement for our next annual meeting of stockholders. For a proposal of a stockholder to be considered for inclusion in next year’s proxy statement, it must be received by our Corporate Secretary in writing at our principal offices, Health In Tech, Inc., 701 S. Colorado Ave, Suite 1, Stuart, FL 34994, Attention: Corporate Secretary, no later than May 13, 2026. However, if our next annual meeting of stockholders is called for a date that is not within 30 days before or after the anniversary date of the Meeting, the deadlines for stockholders to submit proposals and nominations of directors as set forth above will change. In such a case, we will publish revised deadlines in a Current Report on Form 8-K that we expect to file within four business days after our Board of Directors determines the 2026 annual meeting date.

Pursuant to Rule 14a-19 promulgated under the Exchange Act, if you intend to solicit proxies in support of director nominees other than the Company’s nominees, then we must receive notice providing the information required by Rule 14a-19 postmarked no later than August 4, 2026. However, if the date of next year’s annual meeting is more than 30 days before or after September 3, 2026, then we must receive your notice by the close of business on the later of the sixtieth (60th) day prior to such meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made, and you must comply with the applicable requirements in our By-Laws described below.

Under our By-Laws, if a stockholder wishes to present a proposal or wants to nominate candidates for election as directors at our next annual meeting of stockholders, such stockholder must give written notice to the Corporate Secretary of the Company at our principal executive offices at the address noted above. The Secretary must receive such notice not earlier than June 5, 2026 and not later than July 5, 2026, if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of this year’s annual meeting or not later than 60 days after the anniversary of this year’s annual meeting; and with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the tenth day following the first date of public disclosure of the date of such meeting. In no event shall the public disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period). The proxies to be solicited by our Board of Directors for the 2026 annual meeting will confer discretionary authority on the proxy holders to vote on any untimely stockholder proposal presented at such annual meeting.

Our By-Laws also specify requirements as to the form and content of a stockholder’s notice. We will not entertain any proposals or nominations that do not meet those requirements.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC, our directors and certain of our officers may be deemed to be “participants” in the solicitation of proxies by our Board of Directors in connection with the Meeting.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC, excluding exhibits, is being made available concurrently with this Proxy Statement and will also be available without charge to any stockholder upon written request to the Company, 701 S. Colorado Ave, Suite 1, Stuart, FL 34994, Attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” the proxy materials. This means that only one copy of the proxy materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this Proxy Statement, the Annual Report and a form of Proxy Card to you if you call or write us at the following address or phone number: 701 S. Colorado Ave, Suite 1, Stuart, FL 34994, (888) 373-0333. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

CORPORATE GOVERNANCE

Background of Directors and Executive Officers

Set forth below are the name and age as of September 8, 2025 of each of our current directors and executive officers, the positions held by each current director and executive officer with us, his or her principal occupation and business experience during the last five years, and the year of the commencement of his or her term as a director or executive officer. Additionally, for each current director standing for re-election, included below is information regarding the specific experience, qualifications, attributes and skills that contributed to the decision by our Board of Directors to nominate him or her for election as a director and the names of other publicly held companies of which he or she serves or has served as a director in the previous five years.

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Executive officers are appointed by our Board of Directors and serve at its pleasure. No person was selected as a director pursuant to any arrangement or understanding.

Name	Age	Position
Executive Officers
Tim Johnson	59	Chief Executive Officer and Director
Julia (LinLin) Qian	50	Chief Financial Officer and Director
Jonathan (Del) Lockett	64	Chief Strategy Officer
Imran Yousuf	33	Chief Technology Officer
Dustin Plantholt	41	Chief AI & Marketing Officer
Lori Babcock	61	Chief of Staff
Board of Directors (Non-Employee)
William D. Howard	65	Director
Chike Umemezia	41	Director
Sanjay Shrestha	51	Director
Timothy Hayes	76	Director

Executive Officers

Tim Johnson

Mr. Johnson has served as our Chief Executive Officer and as a member of our board of directors since our founding in 2014. Mr. Johnson has over 30 years of experience as an entrepreneur and has founded multiple successful companies in medical insurance sectors. Mr. Johnson has extensive knowledge in stop loss insurance and self-funded benefits space Mr. Johnson received his Master of Business Analytics from Missouri Western State College in 1988. We believe Mr. Johnson is qualified to serve on our board of directors because he is a founder of the Company and he has significant knowledge and experience in the insurance services industry.

Julia (LinLin) Qian

Ms. Qian has served as our Chief Financial Officer since September 2022 and as a member of our board of directors since April 2024. Ms. Qian’s areas of responsibility include financial accounting and capital markets. Prior to joining the Company, Ms. Qian was Managing Director at The Blueshirt Group from December 2018 to September 2022 and was Senior Vice President at Citi FinTech, Citi Group, she held various leadership roles with Citi from April 2012 to November 2018 which includes Senior VP of US retail banking and distribution, Strategy lead of Global Consumer Bank and Regional director of secured lending Asia. Ms. Qian has over 20 years of leadership experience in global financial services, capital markets and fortune 100 companies. Ms. Qian received her Bachelor in International Accounting from Shanghai University of Finance and Economics in 1995 and Master of Business Administration from Shanghai Jiaotong University in 2003. We believe Ms. Qian is qualified to serve on our board of directors because of her extensive financial accounting and capital markets experience.

Jonathan (Del) Lockett

Mr. Lockett has been our Chief Strategy Officer since March 2025, and previously served as Chief Operating Officer from January 2022 to March 2025. He joined the company as National Sales Director in June 2019. Mr. Lockett coordinates with Mr. Johnson to enhance sales, expand the company’s capabilities, and strengthen support systems. Prior to joining the company, Mr. Lockett was owner and operator at Sawgrass Benefit Consultant and President and Director of Operations at Claim Doc, Inc. where he was also a member of the Board of Directors. Mr. Lockett began his career as an entrepreneur in the financial software development industry, giving him a unique skill set and ability to operate as a leader and subject matter expert in all of the mission critical areas of the company, including sales, operations, risk, finance, and information technology. Mr. Lockett studied Information Technology, Accounting, Economics at Virginia Commonwealth University from 1980 to 1983 and Business Administration at Richard Bland College, of the College of William and Mary from 1978 to 1983, but in each case did not receive a degree.

Imran Yousuf

Mr. Yousuf has been our Chief Technology Officer since July 2024. He is a distinguished engineering executive, with over 10 years of strategic leadership experience. Prior to joining the company, Mr. Yousuf served as Founder and Chief Executive Officer of risq from August 2023 to July 2024. Prior to that, he acted as Engineering Leader, Pricing at Airbnb, Inc. from March 2023 to August 2023, Director of Engineering at Hippo Insurance Services from November 2020 to August 2023, and as Engineering Leader at StubHub from May 2015 to February 2020. Mr. Yousuf received his MBA from the University of Illinois, Urbana-Champaign in 2018, a Master of Science degree in Computer Science from the Georgia Institute of Technology in 2020, and four Bachelor degrees from the University of California, Berkeley in 2016.

Dustin Plantholt

Mr. Plantholt has been our Chief AI & Marketing Officer since September 2025, and previously served as Chief Growth Officer from March 2025 to August 2025. Mr. Plantholt has over 20 years of experience in insurance, emerging technology, and media, focusing on business growth, innovation, and strategic leadership. Mr. Plantholt has served as Chief Executive Officer at BlockBuzz Inc., a strategy, media and partnership advisory company, since November 2018. Previously, he served as Chief Executive Officer at Life’s Tough Media from July 2019 to June 2023, Senior Editor at Forbes Monaco from September 2021 to February 2023, Executive Vice President at Optimed Health, Inc. from September 2017 to November 2018, and Chief Sales & Marketing Officer at Evergreen Health, Inc. from October 2016 to September 2017.

Lori Babcock

Ms. Babcock has been our Chief of Staff since September 2022. Ms. Babcock’s areas of responsibility include staffing, account executive, and human resources. Prior to joining the company, Ms. Babcock was the Controller at Stone Mountain Risk from August 2011 to August 2022. Ms. Babcock attended Washburn University until 1983, but did not receive a degree.

Non-Employee Directors

William D. Howard

Mr. William D. Howard has served as an independent director since December 2024. Mr. Howard has decades of experience in the legal and insurance industry. Since 1984, Mr. Howard has served as an attorney and a partner at Howard Law Group, a legal service provider. Mr. Howard received a Bachelor’s Degree in Chemistry and Economics from Kalamazoo College in 1981 and a Juris Doctor Degree from Washington University in 1984. We believe Mr. Howard’s extensive legal experience qualifies him to serve as our director.

Chike Umemezia

Mr. Chike Umemezia has served as an independent director since December 2024. Mr. Umemezia has worked with many companies and has extensive experience in business planning, operational management and risk control. Since November 2021, Mr. Umemezia has served as the President and a director at IIDC Pacific LLC, a real estate investment and management company. Since 2017, Mr. Umemezia has served as the Chief Executive Officer, Managing Partner, and a director at Ironbrand Investment Development Company, a Nigerian company specializing in real estate development and management. From 2010 to 2017, Mr. Umemezia worked as an Executive Officer at the Ministry of Niger Delta Affairs. From 2006 to 2009, Mr. Umemezia served as the Vice President at Julius & Joel Management Consultancy, a management consulting firm. Mr. Umemezia received a Diploma in Computer Engineering from the University of Benin, Nigeria in 2005 and a Bachelor’s Degree in Business Administration from the University of Benin, Nigeria in 2008. We believe that Mr. Umemezia’s consulting background and experience position him to provide invaluable input to our company and qualify him to serve as our director.

Sanjay Shrestha

Mr. Shrethsa has served as an independent director since April 2025. From April 2019 to present, Mr. Shrestha has served at Plug Power, Inc. (Nasdaq: PLUG), a company engaged in the development of hydrogen fuel cell systems, most recently as President. He has played a pivotal role in driving growth and expanding value for both customers and shareholders as Plug Power advances its leadership in the green hydrogen economy. Prior to that, Mr. Shrestha served as a President of Sky Capital America from 2015 to 2019, where he led the construction of solar projects on an international basis, including the Americas and Japan. Prior to that, he served as a head of renewables investment banking at FBR Capital Markets and helped establish the firm as a leading underwriter in the space during his tenure from 2013 to 2015. Prior to that, from 2007 to 2013, Mr. Shrestha acted as Global Head of Renewables Research at Lazard Capital Markets, where he was named to the Institutional Investor All America Research team. Prior to that, from 2000 to 2007, he helped build the renewables and industrial research practice at First Albany Capital as Managing Director. Since 2014, he has served as an independent director on the board of Fusemachines, an AI company that is anticipated to go public via a deSPAC transaction in 2025.

Mr. Shrestha received a Bachelor of Science in Business from College of St Rose in 1997. We believe that Mr. Shrestha’s experience leading growth strategies in the technology sector, his leadership in scaling platform businesses and deep understanding of emerging technologies make him well qualified to serve as our director.

Timothy Hayes

Mr. Timothy Hayes has served as an independent director since December 2024. Mr. Hayes worked as a senior tax manager at Deloitte and Touche from 1989 to 2008, providing tax planning, audit representation and return preparation services to firm clients. From 1994 to 2006, Mr. Hayes was a board member of California Taxpayers Association. From 1986 to 1989, Mr. Hayes worked as a tax auditor at California Franchise Tax Board, performing California State Franchise and Income Tax audits of corporations and individuals. From 1985 to 1986, Mr. Hayes worked as a sales tax auditor at California State Board of Equalization, performing California Sales Tax audits of businesses. Mr. Hayes was a Certified Public Accountant in California until his retirement in 2014. Mr. Hayes received a Bachelor of Science Degree in Accounting from California State University, Sacramento in 1982. We believe Mr. Hayes’ extensive financial accounting and audit experience qualifies him to serve as our director.

Family Relationships

There are no family relationships among any of our officers or directors.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers were involved in any legal proceedings described in Item 401(f) of Regulation S-K in the past ten years.

Board Composition

Our board of directors consists of six (6) members.

Director Independence.    Our board of directors has determined that all members of our board of directors are independent directors, with the exception of Tim Johnson and Julia Qian, including for purposes of the rules of Nasdaq and relevant federal securities laws and regulations.

Term of Office.    In accordance with the terms of our Articles of Incorporation and Bylaws, at each annual meeting of the stockholders, the holders of shares of stock entitled to vote in the election of directors will elect directors to hold office until their term expires or until the director’s earlier death, resignation, disqualification, or removal. The first two directors elected as members of the Board of Directors have an initial three-year term, after which the terms for each of such first two directors, if reelected, will be one-year terms. All other directors will be elected for one-year terms.

Our Bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of our board of directors, but shall not consist of more than eleven (11) directors.

Committees of the Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and responsibilities described below. Each of the below committees has a written charter approved by our board of directors. Each of the committees reports to our board of directors as such committee deems appropriate and as our board of directors may request. Copies of each charter has been posted on the investor relations section of our website. Members serve on these committees until their resignation or until otherwise determined by our board of directors.

Audit Committee

Our audit committee is comprised of William Howard, Chike Umemezia, Sanjay Shrestha and Timothy Hayes, with Timothy Hayes serving as chair of the committee. Our board of directors has determined that each member of the audit committee meets the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the applicable Nasdaq rules, and has sufficient knowledge in financial and auditing matters to serve on the audit committee. Timothy Hayes qualifies as an audit committee financial expert under Item 407 of Regulation S-K. We have adopted an audit committee charter, detailing the principal functions of the audit committee, including:

•        assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors; the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

Our compensation committee is comprised of William Howard, Chike Umemezia, Sanjay Shrestha and Timothy Hayes, with Chike Umemezia serving as chair of the committee. Each member of this committee will be a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. The composition of our compensation committee meets the requirements for independence under the Nasdaq listing standards, including the applicable transition rules. We have adopted a compensation committee charter which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and making recommendations to our Board of Directors with respect to the compensation, and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans; assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees; and

•        producing a report on executive compensation to be included in our annual proxy statement; and reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating and Governance Committee

Our nominating and governance committee is comprised of William Howard, Chike Umemezia, Sanjay Shrestha and Timothy Hayes, with William Howard serving as the chair of the committee. We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

•        identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the Board of Directors, and recommending to the Board of Directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board of Directors;

•        developing and recommending to the Board of Directors and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the Board of Directors, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and is directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Board Meetings and Attendance

No board of directors meetings were held during 2024, as the date of our initial public offering was December 24, 2024.

Insider Trading Policy

We have adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of the our securities by directors, officers and employees. Such policies are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of Nasdaq. Our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K.

Employee, Officer and Director Hedging

Our insider trading policy prohibits directors, officers, and beneficial owners of more than 10 percent of any class of our equity securities from engaging in margin, or making any offer to margin, any of the Company’s securities as collateral to purchase the Company’s securities or the securities of any other issuer at any time. Our insider trading policy also prohibits directors, officers, employees and beneficial owners of more than 10 percent of any class of our equity securities from engaging in short sales and purchasing or selling, or make any offer to purchase or offer to sell, derivative securities relating to our securities.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all our employees, officers and directors, including those officers responsible for financial reporting. Our code of business conduct and ethics is available on the investor relations section of our website. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website or in a Current Report on Form 8-K.

Clawback Policy

Our board of directors has adopted a clawback policy (the “Clawback Policy”) permitting the Company to seek the recoupment of incentive compensation received by any of the Company’s current and former executive officers (as determined by the board in accordance with Section 10D of the Exchange Act and the Nasdaq rules) and such other senior executives/employees who may from time to time be deemed subject to the Clawback Policy by the board (collectively, the “Covered Executives”). The amount to be recovered will be the excess of the incentive compensation paid to the Covered Executive based on the erroneous data over the incentive compensation that would have been paid to the Covered Executive had it been based on the restated results, as determined by the board. If the board cannot determine the amount of excess incentive compensation received by the Covered Executive directly from the information in the accounting restatement, then it will make its determination based on a reasonable estimate of the effect of the accounting restatement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our shares of common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner.

Granting of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Equity awards are discretionary and are generally granted to our named executive officers and our employees on an ad hoc basis after approval of our board of directors, and after our initial public offering, by the compensation committee. We intend to grant equity awards at each annual meeting for continuing directors. Equity grants will be prorated for new directors from date of appointment until the next annual meeting. Our compensation committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2024, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Role of Board in Risk Oversight

The responsibility for the day-to-day management of risk lies with the Company’s management, while our Board of Directors is responsible for overseeing the risk management process to ensure that it is properly designed, well-functioning and consistent with our overall corporate strategy. Material risks that management identifies are discussed and analyzed with our Board of Directors. However, in addition to our Board of Directors, the committees of the Board consider the risks within their areas of responsibility. The Audit Committee oversees the risks associated with the Company’s financial reporting and internal controls, as well as general business and operating risks. The Compensation Committee oversees the risks associated with the Company’s compensation practices for its directors and employees. The Nominating and Corporate Governance Committee oversees the risks associated with the Company’s overall governance, corporate compliance policies and its succession planning process to ensure that we have a slate of qualified candidates for key management positions that may become open in the future. Each committee reports to our Board of Directors on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full Board discuss particular risks.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2023, to which we have been a party in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as of December 31, 2024 and 2023, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.”

Related Party Agreements

Related Party Transaction

In 2023, the Company received $18,242 from the related party, which was the advanced expense payment made for the related party in 2022. The amount due from the related party was $0 as of December 31, 2024 and 2023.

Services Agreements with Roscommon

Roscommon and Roscommon Captive Management LLC, a self-insurance carrier business previously owned by our Chief Executive Officer, Mr. Tim Johnson, and which was sold to an unrelated party at the end of May 2023, provided various self-insurance services to the Company’s clients, amounting to approximately $940,915 in services fees through May 31, 2023.

Policies and Procedures for Related Person Transactions

Our board of directors have adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification by our audit committee of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds the lesser of $120,000 in any fiscal year or one percent of the average of our total assets as of the two previous fiscal years and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

Indemnification Agreements

We entered into indemnification agreements with each of our executive officers and directors in December 2024. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under Nevada law, subject to certain exceptions contained in those agreements.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows all of the compensation awarded to or earned by or paid to our named executive officers for 2023 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stocks Award ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Tim Johnson	2024	420,000	46,500	—	—	—	466,500
Chief Executive Officer	2023	420,000	150,000	108,290	519,193	—	1,197,483
Julia (Linlin) Qian	2024	360,000	47,500	—	—	—	407,500
Chief Financial Officer	2023	360,000	86,000	107,806	502,800	—	1,056,606
Imran Yousuf	2024	119,898	11,500	180,000	180,000	—	491,398
Chief Technology Officer	2023	—	—	—	—	—	—

Employment Agreements

In July 2023, we entered into executive employment agreements with each of senior executive officers in connection with their employment with us, the material terms of which are described below. Except as noted below, these executive employment agreements provide for “at will” employment.

Summary of Employment Agreement with Tim Johnson

Under the terms of Mr. Johnson’s employment agreement dated July 27, 2023, Mr. Johnson is entitled to an annual base salary of $420,000. Mr. Johnson is eligible to receive a discretionary annual cash bonus based on individual and company performance as determined by the Company’s Board of Directors. During the term of his employment, Mr. Johnson is eligible to participate in the Company’s equity incentive plan, as determined by the Company’s board of directors or the compensation committee. Mr. Johnson is eligible to participate in regular health insurance, life insurance, and disability insurance offered by the Company and other employee benefit plans as established by the Company, as well as reimbursement of reasonable and pre-approved out-of-pocket business expenses incurred in the performance of services to the Company.

In addition, in consideration of the payments and benefits provided under his employment agreement, Mr. Johnson has agreed to certain invention assignment, confidentiality and other restrictive covenants, including, among other things, non-competition and non-solicitation provisions that apply during the term of Mr. Johnson’s employment and for two (2) years thereafter.

Summary of Employment Agreement with Julia (Linlin) Qian

Under the terms of Ms. Qian’s employment agreement dated July 27, 2023, Ms. Qian is entitled to an annual base salary of $360,000. The remainder of the terms of the employment agreement are substantially the same as the terms of Mr. Johnson’s employment agreement summarized above.

Summary of Employment Agreement with Jonathan (Del) Lockett

Under the terms of Mr. Lockett’s employment agreement dated July 27, 2023, Mr. Lockett is entitled to an annual base salary of $360,000. The remainder of the terms of the employment agreement are substantially the same as the terms of Mr. Johnson’s employment agreement summarized above.

Summary of Employment Agreement with Imran Yousuf

Under the terms of Mr. Yousuf’s employment agreement dated July 16, 2024, Mr. Yousuf is entitled to an annual base salary of $280,000. The remainder of the terms of the employment agreement are substantially the same as the terms of Mr. Johnson’s employment agreement summarized above.

Summary of Employment Agreement with Dustin Plantholt

Under the terms of Mr. Plantholt’s employment agreement dated March 17, 2025, Mr. Plantholt is entitled to an annual base salary of $280,000. The remainder of the terms of the employment agreement are substantially the same as the terms of Mr. Johnson’s employment agreement summarized above.

Summary of Employment Agreement with Lori Babcock

Under the terms of Ms. Babcock’s employment agreement dated July 27, 2023, Ms. Babcock is entitled to an annual base salary of $230,000. The remainder of the terms of the employment agreement are substantially the same as the terms of Mr. Johnson’s employment agreement summarized above.

Outstanding Equity Awards as of December 31, 2024

The following table presents the outstanding equity incentive plan awards held by the named executive officers as of December 31, 2024.

Name	Option Awards(1)					Stock Awards(1)
	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable*(3)	Option Exercise Price Per Share ($)*	Option Expiration Date	Grant Date	Number of Shares or Units of Stock that Have Not Vested*	Market Value of Shares of Units of Stock that Have Not Vested ($)(2)
Tim Johnson	7/1/2023	126,297	608,410	0.71	7/1/2028	7/1/2023	120,090	84,864
Julia (Linlin) Qian	7/1/2023	103,100	608,410	0.71	7/1/2028	7/1/2023	120,090	84,864
Imran Yousuf	8/6/2024	—	100,000	1.80	8/6/2029	8/6/2024	100,000	180,000

____________

*        Shares and per share data are presented on a retroactive basis to reflect the effects of the stock split at a 1.5-for-1 ratio effected on June 4, 2024.

(1)      All of the awards were granted under the 2022 Plan, the terms of which are described below under “— 2022 Equity Incentive Plan.”

(2)      These shares of restricted stock have vesting conditions that require a certain duration of services from the grantee since our initial public offering, and were each granted at no monetary consideration at fair values of $0.71 and $1.80 per share of restricted stock granted on July 1, 2023 and August 6, 2024, respectively.

(3)      These shares of option have vesting conditions that require a certain duration of services from the grantee after our initial public offering.

2022 Equity Incentive Plan

On June 4, 2024, we effected a 1.5-for-1 stock split of our common stock. All share, restricted stock, stock options and per share information throughout this proxy statement has been retroactively adjusted to reflect the stock split. The shares of common stock retain a par value of $0.001 per share.

On December 21, 2022, we adopted and approved the Health in Tech Equity Incentive Plan (the “2022 Plan”), which provided for the issuance of 4,501,683 shares of our Class A Common Stock for purposes of attracting, retaining, and motivating key employees, directors, and consultants. The 2022 Plan provided for the grant of incentive stock options, nonqualified stock options, restricted stock and restricted stock units. As of the date of this proxy statement, we have granted an aggregate of 1,145,182 shares of restricted stock and 2,320,505 options to various key employees, directors, and consultants under the 2022 Plan. Upon the consummation of our initial public offering on December 24, 2024, the 2024 Equity Incentive Plan (the “2024 Plan”) went into effect. The terms of the 2022 Plan continue to govern the 1,145,182 shares of restricted stock and 2,320,505 options outstanding in the plan as of December 31, 2024. There are no shares reserved for future issuance in the 2022 Plan.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee has at any time during the past fiscal year been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee. For a description of transactions between us and members of our compensation committee and affiliates of such members, see the section titled “Certain Relationships and Related Party Transactions”.

10b5-1 Plan

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our Class A Common Stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in limited circumstances. Our directors and executive officers may also buy or sell additional shares of our Class A Common Stock outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Limitations of Liability and Indemnification Matters

Nevada law provides that our directors and officers will not be personally liable to us, our stockholders or our creditors for monetary damages for any act or omission of a director or officer other than in circumstances where the director or officer breaches his or her fiduciary duty to us or our stockholders and such breach involves intentional misconduct, fraud or a knowing violation of law and the trier of fact determines that the presumption that he or she acted in good faith, on an informed basis and with a view to the interests of the corporation has been rebutted. Nevada law allows the Articles of Incorporation of a corporation to provide for greater liability of the corporation’s directors and officers. Our Articles of Incorporation do not provide for greater liability of our officers and directors than is provided under Nevada law.

Nevada law allows a corporation to indemnify officers and directors for actions pursuant to which a director or officer either would not be liable pursuant to the limitation of liability provisions of Nevada law or where he or she acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to our best interests, and, in the case of an action not by or in the right of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. Our Articles of Incorporation and Bylaws provide indemnification for our directors, officers, employees, and agents to the fullest extent permitted by Nevada law. We have entered into indemnification agreements with each of our directors and executive officers that may, in some cases, be broader than the specific indemnification provisions contained under Nevada law. The indemnification agreements require us, among other things, to indemnify our directors against certain liabilities that may arise by reason of their status or service as directors and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. In addition, as permitted by Nevada law, our Articles of Incorporation include provisions that eliminate the personal liability of our directors for monetary damages resulting from certain breaches of fiduciary duties as a director. The effect of these provisions is to restrict our rights and the rights of our stockholders in derivative suits to recover monetary damages against a director for breach of fiduciary duties as a director, except that a director will be personally liable for acts or omissions not in good faith or in a manner which he or she did not reasonably believe to be in or not opposed to the best interest of the corporation if, subject to certain exceptions, the act or failure to act constituted a breach of fiduciary duty and such breach involved intentional misconduct, fraud or knowing violations of law.

We are also expressly authorized to carry directors’ and officers’ insurance to protect our directors, officers, employees and agents against certain liabilities.

The limitation of liability and indemnification provisions under Nevada law and in our Articles of Incorporation and Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. However, these provisions do not limit or eliminate our rights, or those of any stockholder, to seek non-monetary relief such as injunction or rescission in the event of a breach of a director’s fiduciary duties. Moreover, the provisions do not alter the liability of directors under the federal securities laws. In addition, your investment may be adversely affected to the extent that, in a class action or direct suit, we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

DIRECTOR COMPENSATION

Our policy with respect to the compensation payable to our non-employee directors provides that each non-employee director will be eligible to receive compensation for his or her service consisting of cash and equity awards, including an annual board retainer of $120,000 with $40,000 in cash and $80,000 in the form of restricted stock vesting after one year of board service. Chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committees receive $20,000, $10,000 and $10,000 per year, respectively. We pay cash retainers and committee fees at the end of each quarter and grant equity awards at each annual meeting for continuing directors. Equity grants are prorated for new directors from date of appointment until the next annual meeting.

Directors may be reimbursed for travel, food, lodging and other expenses directly related to their service as directors. Directors will also be entitled to the protection provided by their indemnification agreements and the indemnification provisions in our Articles of Incorporation and Bylaws.

No compensation was paid to our non-employee directors during the fiscal year ended December 31, 2024.

Granting of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Equity awards are discretionary and are generally granted to our named executive officers and our employees on an ad hoc basis after approval of our board of directors, and after our initial public offering, by the compensation committee. We intend to grant equity awards at each annual meeting for continuing directors. Equity grants will be prorated for new directors from date of appointment until the next annual meeting. Our compensation committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2024, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

AUDIT-RELATED MATTERS

Audit Committee Report

The Audit Committee is composed of four directors: William Howard, Chike Umemezia, Sanjay Shrestha and Timothy Hayes, each of whom meets the independence and other requirements of Nasdaq. Timothy Hayes qualifies as an audit committee financial expert under Item 407 of Regulation S-K. The Audit Committee has the responsibilities set out in its charter, which has been adopted by our Board of Directors and is reviewed annually. A copy of the Audit Committee’s charter can be found on the corporate governance section of our website at www.healthintech.com.

Management is primarily responsible for the Company’s financial statements, including the Company’s internal control over financial reporting. MaloneBailey, LLP (“MaloneBailey”), the Company’s independent auditor, is responsible for performing an audit of our annual consolidated financial statements in accordance with generally accepted accounting principles and for issuing a report on those statements. MaloneBailey also reviews the Company’s interim financial statements in accordance with applicable auditing standards. The Audit Committee oversees the Company’s financial reporting process and internal control structure on behalf of our Board of Directors. In addition, the Audit Committee is responsible for appointing the independent registered public accounting firm and reviewing the services performed by the Company’s independent registered public accounting firm.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and MaloneBailey the audited consolidated financial statements for the year ended December 31, 2024, including Management’s Discussion and Analysis.

The Audit Committee has discussed with MaloneBailey the matters required to be discussed by Statement on Auditing Standards No. 1301, as amended. In addition, the Audit Committee has received the written disclosures and the letter from MaloneBailey required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with MaloneBailey their independence relative to the Company, including whether the provision of their services is compatible with maintaining MaloneBailey’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements for the year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

AUDIT COMMITTEE

William Howard

Chike Umemezia

Sanjay Shrestha

Timothy Hayes

Audit Fees and Services

The following table sets forth the fees billed by Malone Bailey, our registered independent public accounting firms, for 2024 and 2023 for the categories of services indicated.

	Fiscal Year Ended December 31,
	2024	2023
Audit fees	$611,717	$645,660
Tax Fees	—	—
All Other Fees	—	—
Total All Fees	$611,717	$645,660

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements and review of our registration statement on Form S-1 relating to our initial public offering.

Audit Committee Pre-Approval Policies

The audit committee of our Board is directly responsible for the appointment, retention and termination, and for determining the compensation, of our independent registered public accounting firm. The audit committee pre-approves all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the PCAOB), except that pre-approval is not required for the provision of non-audit services if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. The audit committee may delegate to the chairperson of the Audit Committee the authority to grant pre-approvals for audit and non-audit services, provided such approvals are presented to the audit committee at its next scheduled meeting. All services provided Malone Bailey during fiscal year 2024 were pre-approved by the audit committee in accordance with the pre-approval policy described above.

MATTERS TO BE VOTED ON

PROPOSAL ONE — ELECTION OF DIRECTORS

Our Bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of our board of directors, but shall not consist of more than eleven (11) directors. The number of directorships for our Board of Directors, upon the commencement of the 2025 Annual Meeting of Stockholders, will be five.

Each nominee below has consented to serve if elected and, if so elected, will serve until the next annual meeting of stockholders and until his or her successor is elected and qualified. In the event that any nominee becomes unable to serve prior to the Meeting, our Board of Directors may designate a replacement nominee, and if you would otherwise be entitled to vote on such nominee, then your proxy will be voted for such replacement. It is not presently contemplated that any of the nominees will be unable to or unwilling to serve as directors.

Vote Required

A plurality of the votes of the shares represented in person or by proxy at the Meeting will be required to elect each director nominee. If you vote “Withhold” with respect to one or more nominees your shares will not be voted with respect to the person or persons indicated. Directions to “Withhold” and Broker Non-Votes will have no effect on the outcome of this proposal.

Our Board of Directors recommends a vote FOR the election of the nominees below for election as director.

Nominees for election at the Meeting

1.      Tim Johnson

2.      Julia (LinLin) Qian

3.      William Howard

4.      Sanjay Shrestha

5.      Timothy Hayes

PROPOSAL TWO — 2024 PLAN AMENDMENT PROPOSAL

Overview

Our Board of Directors is asking our stockholders to approve an amendment to our 2024 Plan to (i) increase the maximum number of shares of Class A common stock available for grant under the 2024 Plan from 7,677,849 shares to 10,677,849 shares and (ii) to include the issuance of up to 2,000,000 shares of Class B common stock, and options convertible into Class B common stock to executive officers of the Company (together, the “2024 Plan Amendments”).

The 2024 Plan was originally approved by the Company’s board of directors and stockholders on August 24, 2024 and became effective upon consummation of the Company’s initial public offering on December 24, 2024.

On September 8, 2025, our Board of Directors approved the 2024 Plan Amendments, subject to stockholder approval. The 2024 Plan Amendments is intended to allow us to maintain a pool of shares available for grant under the 2024 Plan in order to retain, incentivize and reward our current employees, directors and consultants, and to attract new employees and consultants and, where appropriate, new director candidates.

As of September 8, 2025, there were approximately 5,318,295 shares of Class A common stock available for future grants under the 2024 Plan. Approval of the 2024 Plan Amendments would increase that number by 3,000,000 shares of Class A common stock and 2,000,000 shares of Class B common stock. On September 5, 2025, the last reported sale price for our Class A common stock was $2.73 per share. The increase of 3,000,000 shares of Class A common stock available for grant under the 2024 Plan and the addition of 2,000,000 shares of Class B common stock available for grant under the 2024 Plan may result in additional dilution to holders of our outstanding stock.

The 2024 Plan Amendments would also implement the ability of the Company to grant to executive officers of the Company, but not other employees of the Company or consultants, shares of Class B common stock. The rights of the holders of Class A common stock and Class B common stock are identical, except with respect to voting and conversion. Each share of Class A common stock is entitled to one vote. Each share of Class B common stock is entitled to ten votes and is convertible at any time into one share of Class A common stock. Except as otherwise expressly provided in the Company’s Second Amended and Restated Articles of Incorporation or as required by law, the holders of Class A common stock and the holders of Class B common stock vote together and not as separate classes.

Description of the 2024 Plan

The principal features of the 2024 Plan as proposed to be amended are summarized below, but this summary is qualified in its entirety by reference to the full text of the 2024 Plan as proposed to be amended, which is attached to this Proxy Statement as Appendix A.

2024 Equity Incentive Plan

Our board of directors and stockholders have adopted and approved the 2024 Plan. The 2024 Plan is a comprehensive incentive compensation plan under which we can grant equity-based and other incentive awards to our officers, employees, directors, consultants and advisers. The purpose of the 2024 Plan is to help us attract, motivate and retain such persons with awards under the 2024 Plan and thereby enhance shareholder value.

Administration.    The 2024 Plan is administered by the compensation committee of the board, which consists of three members of the board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and “independent” for purposes of any applicable listing requirements. If a member of the compensation committee is eligible to receive an award under the 2024 Plan, such compensation committee member shall have no authority under the plan with respect to his or her own award. Among other things, the compensation committee has complete discretion, subject to the express limits of the 2024 Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted the terms and conditions of the award, the form of payment to be made and/or the number of shares of Class A Common Stock subject to each award, the exercise price of each option and base price of each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the Class A Common Stock underlying the award, and the required withholding, if any. The compensation committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would impair the participant’s rights or entitlements with respect to that award. The compensation committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2024 Plan. Notwithstanding the foregoing, the compensation committee does not have any authority to grant or modify an award under the 2024 Plan with terms or conditions that would cause the grant, vesting or exercise thereof to be considered nonqualified “deferred compensation” subject to Code Section 409A, unless such award is structured to be exempt from or comply with all requirements of Code Section 409A.

Grant of Awards; Shares Available for Awards.    The 2024 Plan provides for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to directors, officers, employees and nonemployee consultants of Health In Tech, Inc. or its affiliates. The aggregate number of shares of Class A Common Stock reserved and available for grant and issuance under the 2024 Plan is 10,677,849, and the aggregate number of shares of Class B Common Stock reserved and available for grant and issuance under the 2024 Plan is 2,000,000. No more than 4,501,683 shares of Class A common stock in the aggregate may be issued under the 2024 Plan in connection with incentive stock options, and no more than 2,000,000 shares of Class B common stock in the aggregate may be issued under the 2024 Plan in connection with incentive stock options. Shares shall be deemed to have been issued under the 2024 Plan solely to the extent actually issued and delivered pursuant to an award. If any award granted under the 2024 Plan expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2024 Plan. The 2024 Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it is adopted by the board of directors. The board of directors in its discretion may terminate the 2024 Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the 2024 Plan’s termination shall not materially and adversely impair the rights of a holder, without the consent of the holder, with respect to any award previously granted.

Future new hires and additional non-employee directors and/or consultants would be eligible to participate in the 2024 Plan as well. The number of stock options and/or shares of restricted stock to be granted to executives and directors cannot be determined at this time as the grant of stock options and/or shares of restricted stock is dependent upon various factors such as hiring requirements and job performance.

Stock Options.    The 2024 Plan provides for either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under Section 422 of the Code, or “nonqualified stock options” (“NQSOs”). Stock options may be granted on such terms and conditions as the compensation committee may determine, which shall be specified in the option agreement; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of Class A Common Stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of our Company or a parent or subsidiary of our Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of Class A Common Stock covered by one or more ISOs (determined at the time of grant), which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

Stock Appreciation Rights.    A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying Class A Common Stock between the date of grant and the date of exercise. The compensation committee shall set forth in the applicable SAR award agreement the terms and conditions of the SAR, including the base value for the SAR (which shall not be less than the fair market value of a share on the date of grant), the number of shares subject to the SAR and the period during which the SAR may be exercised and any other special rules and/or requirements which the compensation committee imposes on the SAR. No SAR shall be exercisable after the expiration of ten (10) years from the date of grant. SARs may be granted in tandem with, or independently of, stock options granted under the 2024 Plan. A SAR granted in tandem with a stock option (i) is exercisable only at such times, and to the extent, that the related stock option is exercisable in accordance with the procedure for exercise of the related stock option; (ii) terminates upon termination or exercise of the related stock option (likewise, the Class A Common Stock option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related stock option; and (iv) if the related stock option is an ISO, may be exercised only when the value of the stock subject to the stock option exceeds the exercise price of the stock option. A SAR that is not granted in tandem with a stock option is exercisable at such times as the compensation committee may specify.

Performance Shares and Performance Unit Awards.    Performance share and performance unit awards entitle the participant to receive cash or shares of Class A Common Stock or Class B Common Stock (if an employee of the Company) upon the attainment of specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values. The compensation committee shall set forth in the applicable award agreement the performance goals and objectives and the period of time to which such goals and objectives shall apply. If such goals and objectives are achieved, such distribution of shares, or payment in cash, as the case may be, shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate, unless otherwise structured to comply with Code Section 409A.

Distribution Equivalent Right Awards.    A distribution equivalent right award entitles the participant to receive bookkeeping credits, cash payments and/or Class A Common Stock or Class B Common Stock (if an employee of the Company) distributions equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of Class A Common Stock or Class B Common Stock (if an employee of the Company) during the period the participant held the distribution equivalent right. A distribution equivalent right may be awarded as a component of another award (but not an option or SAR award) under the 2024 Plan, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award. The compensation committee shall set forth in the applicable distribution equivalent rights award agreement the terms and conditions, if any, including whether the holder is to receive credits currently in cash, is to have such credits reinvested (at fair market value determined as of the date of reinvestment) in additional Class A Common Stock or Class B Common Stock (if an employee of the Company), or is to be entitled to choose among such alternatives.

Restricted Stock Awards.    A restricted stock award is a grant or sale of Class A Common Stock or Class B Common Stock (if an employee of the Company) to the holder, subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the compensation committee or the board of directors may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such instalments or otherwise, as the compensation committee or the board of directors may determine at the date of grant or purchase or thereafter. If provided for under the restricted stock award agreement, a participant who is granted or has purchased restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the compensation committee or the board of directors or in the award agreement). During the restricted period applicable to the restricted stock, subject to certain exceptions, the restricted stock may not be sold, transferred, pledged, exchanged, hypothecated, or otherwise disposed of by the participant.

Restricted Stock Unit Awards.    A restricted stock unit award provides for a grant of shares or a cash payment to be made to the holder upon the satisfaction of predetermined individual service-related vesting requirements, based on the number of units awarded to the holder. The compensation committee shall set forth in the applicable restricted stock unit award agreement the individual service-based vesting requirements which the holder would be required to satisfy before the holder would become entitled to payment and the number of units awarded to the holder. The holder of a restricted stock unit shall be entitled to receive a cash payment equal to the fair market value of an ordinary share, or one ordinary share, as determined in the sole discretion of the compensation committee and as set forth in the restricted stock unit award agreement, for each restricted stock unit subject to such restricted stock unit award, if and to the extent the holder satisfies the applicable vesting requirements. Such payment or distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the restricted stock unit first becomes vested, unless otherwise structured to comply with Code Section 409A. A restricted stock unit shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares prior to the time the Holder shall receive a distribution of Shares.

Unrestricted Stock Awards.    An unrestricted stock award is a grant or sale of shares of our Class A Common Stock to the employees, non-employee directors or non-employee consultants or Class B Common Stock (if an employee of the Company) that are not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.

Change-in-Control Provisions.    The compensation committee may, in its sole discretion, at the time an award is granted or at any time prior to, coincident with or after the time of a change in control, cause any award either (i) to be cancelled in consideration of a payment in cash or other consideration in amount per share equal to the excess, if any, of the price or implied price per share of Class A Common Stock in the change in control over the per share exercise, base or purchase price of such award, which may be paid immediately or over the vesting schedule of the award; (ii) to be assumed, or new rights substituted therefore, by the surviving corporation or a parent or subsidiary of such surviving corporation following such change in control; (iii) accelerate any time periods, or waive any other conditions, relating to the vesting, exercise, payment or distribution of an award so that any award to a holder whose employment has been terminated as a result of a change in control may be vested, exercised, paid or distributed in full on or before a date fixed by the compensation committee; (iv) to be purchased from a holder whose employment has been terminated as a result of a change of control, upon the holder’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such award been currently exercisable or payable; or (v) terminate any then outstanding award or make any other adjustment to the awards then outstanding as the compensation committee deems necessary or appropriate to reflect such transaction or change. The number of shares subject to any award shall be rounded to the nearest whole number.

Amendment and Termination.    The compensation committee may adopt, amend and rescind rules relating to the administration of the 2024 Plan, and amend, suspend or terminate the 2024 Plan, but no such amendment or termination will be made that materially and adversely impairs the rights of any participant with respect to any award received thereby under the 2024 Plan without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws.

Certain U.S. Federal Income Tax Consequences of the Plan

The following is a general summary of certain U.S. federal income tax consequences under current tax law to the Company (to the extent it is subject to U.S. federal income taxation on its net income) and to participants in the Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options which are ISOs, or stock options which are NQSOs, unrestricted stock, restricted stock, restricted stock units, performance stock, performance units, SARs, and dividend equivalent rights. This summary does not purport to cover all of the special rules that may apply, including special rules relating to limitations on our ability to deduct certain compensation, special rules relating to deferred compensation, golden parachutes, U.S. Participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously-acquired Class A Common Stock shares. This summary assumes that U.S. Participants will hold their Class A Common Stock shares as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the foreign, state or local or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the Plan, or Class A Common Stock shares issued pursuant thereto. Participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the Plan or Class A Common Stock shares issued thereunder pursuant to the Plan.

A U.S. Participant generally does not recognize taxable income upon the grant of a NQSO if structured to be exempt from or comply with Code Section 409A. Upon the exercise of a NQSO, the U.S. Participant generally recognizes ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the Class A Common Stock shares acquired on the date of exercise over the exercise price thereof, and the Company generally will be entitled to a deduction for such amount at that time. If the U.S. Participant later sells Class A Common Stock shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes a long-term or short-term capital gain or loss, depending on the period for which the Class A Common Stock shares were held. A long-term capital gain is generally subject to more favorable tax treatment than ordinary income or a short-term capital gain. The deductibility of capital losses is subject to certain limitations.

A U.S. Participant generally does not recognize taxable income upon the grant or, except for purposes of the U.S. alternative minimum tax (“AMT”) the exercise, of an ISO. For purposes of the AMT, which is payable to the extent it exceeds the U.S. Participant’s regular income tax, upon the exercise of an ISO, the excess of the fair market value of the Class A Common Stock shares subject to the ISO over the exercise price is a preference item for AMT purposes. If the U.S. Participant disposes of the Class A Common Stick shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the Class A Common Stock shares to the U.S. Participant, the U.S. Participant generally recognizes a long-term capital gain or loss, and the Company will not be entitled to a deduction. However, if the U.S. Participant disposes of such Class A Common Stock shares prior to the end of either of the required holding periods, the U.S. Participant will have ordinary compensation income equal to the excess (if any) of the fair market value of such shares on the date of exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares, and the Company generally will be entitled to deduct such amount.

A U.S. Participant generally does not recognize income upon the grant of a SAR. The U.S. Participant recognizes ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company generally will be entitled to a deduction for such amount.

A U.S. Participant generally does not recognize income on the receipt of a performance stock award, performance unit award, restricted stock unit award, unrestricted stock award or dividend equivalent rights award until a cash payment or a distribution of Class A Common Stock shares is received thereunder. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the Class A Common Stock shares or the amount of cash received over any amount paid therefor, and the Company generally will be entitled to deduct such amount at such time.

A U.S. Participant who receives a restricted stock award generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such Class A Common Stock shares at the time the restriction lapses over any amount paid for the Class A Common Stock shares. Alternatively, the U.S. Participant may make an election under Section 83(b) of the Code to be taxed on the fair market value of such Class A Common Stock shares at the time of grant. The Company generally will be entitled to a deduction at the same time and in the same amount as the income that is required to be included by the U.S. Participant.

New Plan Benefits

Awards to our employees (including executive officers who are not directors), directors and consultants under the 2024 Plan are made at the discretion of the Compensation Committee of our Board of Directors. Accordingly, we cannot currently determine the amount of awards that will be made under the 2024 Plan. For (i) each of our named executive officers, (ii) our executive officers, as a group, (iii) our non-employee directors, as a group, and (iv) all of our employees who are not executive officers, as a group, the following table sets forth the following information: (A) the aggregate number of shares subject to stock options (including performance-based stock options at target levels) granted under the 2024 Plan during fiscal year 2024, (B) the average per share exercise price of such options, (C) the aggregate number of shares of restricted stock granted under the 2024 Plan during fiscal year 2024, and (D) the dollar value of such shares of restricted stock.

	Number of Shares Subject to Options	Average Per Share Exercise Price of Options	Number of Shares of Restricted Stock	Dollar Value of Shares of Restricted Stock
Tim Johnson Chief Executive Officer	—	$—	—	$—
Julia (LinLin) Qian Chief Financial Officer	—	$—	—	$—
Imran Yousuf Chief Technology Officer	—	$—	—	$—
All executive officers, as a group	—	$—	—	$—
All directors who are not executive officers, as a group	—	$—	—	$—
All employees who are not executive officers, as a group	—	$—	—	$—

____________

(1)    Reflects the aggregate grant date fair value of the equity awards computed in accordance with ASC 718.

Information Regarding Outstanding Stock Awards

As of December 31, 2024, there were no outstanding shares of restricted stock nor stock options under the 2024 Plan for all current directors who are not executive officers as a group. However, as noted under “EXECUTIVE COMPENSATION — Non-Employee Director Compensation,” each non-employee director will be eligible to receive compensation for his or her service including $80,000 in the form of restricted stock vesting after one year of board service. Also, as of December 31, 2024, all current employees, including all current officers who are not executive officers, as a group had no shares of restricted stock and no shares of restricted stock outstanding under the 2024 Plan. No person has received or is expected to receive five percent or more of the awards under the 2024 Plan.

As of December 31, 2024, Tim Johnson had no stock options and no shares of restricted stock outstanding under the 2024 Plan; Julia (LinLin) Qian had no stock options and no shares of restricted stock outstanding under the 2024 Plan; and Imran Yousuf had no stock options and no shares of restricted stock outstanding under the 2024 Plan. All current executive officers as a group had no stock options and no shares of restricted stock outstanding under the 2024 Plan. No associates of such directors, executive officers or nominees have received awards under the 2024 Plan.

Equity Compensation Plan Information

Information, as of December 31, 2024, regarding equity compensation plans approved and not approved by stockholders is summarized in the following table:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,320,505	$0.76	7,677,849
Equity compensation plans not approved by security holders	—	—	—
Total	2,320,505	$0.76	7,677,849

Vote Required

The affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote is required to approve the 2024 Plan Amendment Proposal. Abstentions will have the effect of a vote against this proposal. Broker Non-Votes will have no effect on the outcome of this proposal.

Our Board of Directors recommends a vote FOR the 2024 Plan Amendment Proposal.

PROPOSAL THREE — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of our Board of Directors has appointed the firm of MaloneBailey, LLP as our independent auditors for the fiscal year ending December 31, 2025. Although stockholder approval of the Audit Committee’s selection of MaloneBailey, LLP is not required by law, the Audit Committee believes that it is advisable to give stockholders an opportunity to ratify this appointment. Ratification of the appointment of MaloneBailey, LLP to serve as our independent registered public accounting firm for the 2025 fiscal year will in no way limit the Audit Committee’s authority to terminate or otherwise change the engagement of MaloneBailey, LLP of the 2025 fiscal year. If this proposal is not approved at the Meeting, the Audit Committee will reconsider this appointment.

Representatives of MaloneBailey, LLP are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Vote Required

The affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote is required to ratify the appointment of MaloneBailey, LLP as our independent auditors for the year ending December 31, 2025. Abstentions will have the effect as a vote against this proposal. Broker Non-Votes will have no effect on the outcome of this proposal. As this proposal is a “routine” item, if you hold your shares through a bank or a broker and you do not provide instructions to your bank or broker, we believe that your bank or broker will cast a Broker Discretionary Vote in favor of this proposal.

Our Board of Directors recommends a vote FOR the ratification of the selection of MaloneBailey, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025.

OWNERSHIP OF OUR COMMON STOCK

The following table sets forth information as of the date of September 8, 2025 regarding the beneficial ownership of our voting securities by:

•        each person who is known by us, based solely on a review of public filings that is the beneficial owner of more than 5% of any class of our outstanding voting securities;

•        each of our named executive officers and directors; and

•        all our executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 45,849,756 shares of Class A Common Stock, including 44,758,118 shares of Class A Common Stock outstanding, 1,091,638 shares of restricted stock outstanding, and 11,700,000 shares of Class B Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated, each person or entity named in the table has sole voting and investment power with respect to all shares of our capital shown as beneficially owned, subject to applicable community property laws.

In computing the number and percentage of shares beneficially owned by a person as of a particular date, shares that may be acquired by such person (for example, upon the exercise of options or warrants) within 60 days of such date are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

The address of each holder listed below, except as otherwise indicated, is c/o Health In Tech, Inc., 701 S. Colorado Ave, Suite 1, Stuart, FL 34994.

Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock**	% of Class A Common Stock	Number of Shares of Class B Common Stock**(2)	% of Class B Common Stock	% of Total Voting Power
Tim Johnson(3)	23,133,568	49.74%	9,000,000	76.92%	69.19%
Julia (LinLin) Qian(4)	8,689,185	18.69%	2,700,000	23.08%	21.83%
Jonathan (Del) Lockett(5)	219,964	*	—	—	*
Imran Yousuf(6)	207,000	*	—	—	*
Dustin Plantholt	14,000	*	—	—	*
Lori Babcock(7)	210,481	*	—	—	*
William D. Howard(8)	128,474	*	—	—	*
Chike Umemezia(9)	128,474	*	—	—	*
Timothy Hayes(10)	128,474	*	—	—	*
Sanjay Shrestha(11)	128,474	*	—	—	*

All directors and executive officers as a group (10 individuals)	32,988,094	70.97%	11,700,000	100.00%	91.74%

____________

*        Less than 1%.

**      Shares and per share data are presented on a retroactive basis to reflect the effects of the stock split at a 1.5-for-1 ratio effected on June 4, 2024.

(1)      The address of each holder listed above, except as otherwise indicated, is c/o Health In Tech, Inc., 701 S. Colorado Ave, Suite 1, Stuart, FL 34994. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of common stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days following the date of the information in this table are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Subject to community property laws where applicable, to our knowledge, each person listed is believed to have sole voting and investment power with respect to all shares of common stock owned by such person.

(2)      Each share of Class B Common Stock is entitled to ten votes and is convertible at any time into one share of Class A Common Stock.

(3)      Includes 62,193 shares of restricted stock and 663,827 shares underlying stock options. Excludes 70,880 shares underlying stock options that vest after 60 days following the date hereof.

(4)      Includes 55,193 shares of restricted stock and 640,630 shares underlying stock options. Excludes 70,880 shares underlying stock options that vest after 60 days following the date hereof.

(5)      Includes 22,105 shares of restricted stock and 126,425 shares underlying stock options. Excludes 38,660 shares underlying stock options that vest after 60 days following the date hereof.

(6)      Includes 7,000 shares of restricted stock and 100,000 shares underlying stock options.

(7)      Includes 11,587 shares of restricted stock and 143,303 shares underlying stock options. Excludes 32,220 shares underlying stock options that vest after 60 days following the date hereof.

(8)      Includes 128,474 shares of restricted stock.

(9)      Includes 128,474 shares of restricted stock.

(10)    Includes 128,474 shares of restricted stock.

(11)    Includes 128,474 shares of restricted stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our shares of common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner, except that the following form was filed late due to administrative errors: one (1) Form 3 for Jennifer Guerrica.

OTHER MATTERS

Our Board of Directors does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. Our Board of Directors knows of no matter to be acted upon at the meeting that would give rise to appraisal rights for dissenting stockholders.

It is important that the proxies be submitted promptly and that your shares are represented at the Meeting. Stockholders are urged to vote their shares. See “Important Information about the Annual Meeting and Voting” for instructions on how to vote your shares.

Appendix A

HEALTH IN TECH, INC.
HEALTH IN TECH EQUITY INCENTIVE PLAN (2024)
(As of October 3, 2025)

AMENDMENT TO THE
EQUITY INCENTIVE PLAN

WHEREAS, Health in Tech, Inc., a Nevada corporation (the “Company”) maintains the Equity Incentive Plan (the “Plan”) under which Awards are granted to Employees, Directors, and Consultants. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Plan; and

WHEREAS, Article 17 of the Plan provides that the Board may amend, alter or discontinue the Plan at any time, provided that no amendment, alteration or discontinuation will be made, without the approval of such amendment by the Company’s stockholders if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Stock may be listed or quoted); and

WHEREAS, the Board has determined that it would be advisable and in the best interest of the Company and its stockholders to amend the Plan (i) to increase the number of shares that may be subject to Awards under the Plan and (ii) to add an additional class of Company common stock to be available for Awards under the Plan.

NOW, THEREFORE, the Plan is amended as follows:

1.           Article 2 of the Plan shall be revised to add the following definitions in alphabetical order, and revise the definition of “Shares” or “Stock”.

2.8         “Class A Common Stock” shall mean the Class A common stock, par value $0.001 per share, of the Company.

2.9         “Class B Common Stock” shall mean the Class B common stock, par value $0.001 per share, of the Company.

2.42       “Shares” or “Stock” shall mean the Class A Common Stock or the Class B Common Stock, as the case may be, of the Company, par value $0.001 per share.

2.           Article 5 of the Plan is amended by deleting the existing Section 5.1 in its entirety and inserting in lieu thereof the following new Section 5.1.

5.1         Authorized Shares. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to any adjustments as necessary pursuant to Article XV, the aggregate number of shares of Class A Common Stock reserved and available for grant and issuance under the Plan is 10,677,849 and the aggregate number of shares of Class B Common Stock reserved and available for grant and issuance under the Plan is 2,000,000. In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Stock (either actually or by attestation) or by the withholding of Stock by the Company, or (ii) tax or deduction liabilities arising from such Option or other Award are satisfied by the tendering of Stock (either actually or by attestation) or by the withholding of Stock by the Company, then in each such case the shares of Stock so tendered or withheld shall not be added back to the shares of Stock available for grant under the Plan. Only Shares underlying Awards under this Plan that are forfeited, canceled, or expire unexercised, shall be available again for issuance under the Plan.

3.           Article 6 of the Plan is amended by deleting the existing Section 6.1 in its entirety and inserting in lieu thereof the following new Section 6.1.

6.1         Eligibility. Awards made under the Plan may be granted solely to individuals who, at the time of grant, are Employees, Directors or Consultants; provided that, the shares of Class B Common Stock may only be granted and issued to executive officers (within the meaning of Rule 3b-7 under the Exchange Act) of the Company. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-qualified Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, an Unrestricted Stock Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, or any combination thereof, and solely for Employees, an Incentive Stock Option.

              Except as specifically specified in this Amendment, the Plan shall in all other respects remain unmodified and in full force and effect.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed this ___ day of September, 2025.

HEALTH IN TECH, INC.
By:

ClearTrust, LLC - Proxy Agent 16540 Pointe Village Dr., Ste 210 Lutz, Florida 33558SPECIMEN1 MAIN STREET ANYWHERE PA 99999-9999 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY ONLINE (FASTEST AND EASIEST):Go to: www.cleartrustonline.com/HITHave your Proxy Card readyFollow the simple instructions to record your vote MAILMark, sign and date your Proxy CardFold and return your Proxy Card in the postage-paid envelope provided PHONE:Call 1-813-235-4490 Have your Proxy Card ready Request to vote your proxy. CONTROL NUMBER: ANNUAL MEETING OF STOCKHOLDERS HEALTH IN TECH, INC. FOR YOUR VOTE TO COUNT, YOU MUST VOTE BEFORE 11:59 PM EST ON OCTOBER 2ND, 2025. USE THE CONTROL NUMBER ABOVE TO VOTE ONLINE. DATE: TIME: LOCATION: October 3, 2025 10:00 a.m. Eastern Daylight Time www.cleartrustonline.com/HIT This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Tim Johnson and Julia (LinLin) Qian (the “Named Proxies”), and each or any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and authorizes them, and each of them, to vote all the shares of common stock of Health In Tech, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet as described above. Continued and to be signed on the reverse side

HEALTH IN TECH, INC. ANNUAL MEETING OF STOCKHOLDERS PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Elect five directors to serve on our Board of Directors for a one-year term of office expiring at the 2026 Annual Meeting of Stockholders. Tim Johnson Julia (LinLin) Qian William Howard Sanjay Shrestha Timothy Hayes FOR ABSTAIN FOR EACH NOMINEE 2. To amend the Company’s Health in Tech Equity Incentive Plan (2024) to (i) increase the total number of shares of Class A common stock authorized for issuance pursuant to awards granted thereunder from 7,677,849 shares to 10,677,849 shares and (ii) to include the issuance of up to 2,000,000 shares of Class B common stock, and options convertible into Class B common stock to executive officers of the Company. 3. To ratify the appointment of MaloneBailey, LLP as the Company’s independent auditors for the year ending December 31, 2025 4. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Signature (and Title if applicable) Date Signature (if held jointly) Date SAVE TIME & REDUCE COSTS! PLEASE CONSIDER VOTING ONLINE RATHER THAN BY MAIL. 99 LAST NAME,FIRST